UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 27, 2007


                              IMMERSION CORPORATION
             (Exact name of registrant as specified in its charter)

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            Delaware                000-27969                94-3180138
(State or other jurisdiction  (Commission File Number)     (IRS Employer
        of incorporation)                                 Identification No.)

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                                  801 Fox Lane
                           San Jose, California 95131
               (Address of principal executive offices) (Zip Code)

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       Registrant's telephone number, including area code: (408) 467-1900


                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.


On July 27, 2007, Immersion Corporation issued a press release announcing that that it has notified the holders of its 5% Senior Subordinated Convertible Debentures due 2009 of its intent to redeem all of the Debentures in full. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.                       Description
---------------      -----------------------------------------------------------
   99.1              Press release dated July 27, 2007 issued by
                     Immersion Corporation


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     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        IMMERSION CORPORATION


Date:  July 27, 2007                    By:  /s/ Stephen M. Ambler
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                                            Stephen M. Ambler
                                            Chief Financial Officer and
                                            Vice President, Finance


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                                  Exhibit Index

Exhibit No.                       Description
---------------      -----------------------------------------------------------
     99.1            Press release dated July 27, 2007 issued by
                     Immersion Corporation